SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  [X]                              Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE MEXICO EQUITY AND INCOME FUND, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

THE MEXICO EQUITY AND INCOME FUND, INC.
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 19, 2019

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 19, 2019: The Notice of Annual Meeting of
Stockholders and Proxy Statement are Available on the Internet at www.mxefund.com.

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock (the “Stockholders”) of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), will be held on December 19, 2019 at 9:00 AM, Central time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202, for the following purposes:

1.	To elect two Class III Directors to the Fund’s Board of Directors; and

2.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 18, 2019 as the record date for the determination of Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

Copies of the Fund’s most recent annual and semi-annual reports may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or by telephone at (877) 785-0376.  The Fund’s most recent annual report was mailed to Stockholders on September 30, 2019.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s common stock at the close of business on October 18, 2019.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and the maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting in person at the Meeting.  You may obtain directions to the offices of U.S. Bancorp Fund Services, LLC by contacting U.S. Bancorp Fund Services, LLC directly at (877) 785-0376.

By Order of the Board of Directors,

Luis Calzada
Dated: November 5, 2019	Secretary

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND
MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE.
YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

 INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe, Trustee

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

THE MEXICO EQUITY AND INCOME FUND, INC.

615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202
_______________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2019
_______________________________

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on December 19, 2019 at 9:00 AM, Central time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202, and at any and all adjournments or postponements thereof.  A form of proxy for each of the holders of shares of the Fund’s common stock (the “Stockholders”) is enclosed herewith.  This Proxy Statement and accompanying forms of proxy are being first mailed to Stockholders on or about November 5, 2019.

The presence, in person or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of common stock of the Fund on the record date, October 18, 2019) is necessary to constitute a quorum for the transaction of business. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  A Stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Stockholders can vote by Internet by going to the following website address, www.proxyvote.com; by telephone, using the toll-free number listed on the proxy card; or by mail by completing the proxy card and returning it in the envelope provided.  If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy, by the Fund's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.  To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate the Stockholder’s name and account number.  Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” the election of the nominees for Class III Directors.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies as to one or more proposals), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal.  Otherwise, abstentions and broker non-votes will have no effect on a proposal requiring a majority of votes cast for approval (i.e., Proposal 1).  Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

 Only holders of issued and outstanding shares of the Fund’s common stock of record on the close of business on October 18, 2019 are entitled to notice of, and to vote at, the Meeting.  Each such holder is entitled to one vote per share of common stock so held.  On October 18, 2019, there were 5,171,598 shares of the Fund’s common stock issued and outstanding.  The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent annual report for the fiscal year ended July 31, 2019 and semi-annual report for the period ended January 31, 2019 may be obtained by visiting the Fund’s website at www.mxefund.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or by telephone at (877) 785-0376.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s most recent annual report was mailed to Stockholders on or about September 30, 2019.

Required Vote for Adoption of Proposals.

Proposal 1 (to elect two Class III Directors to the Fund’s Board of Directors) requires the affirmative vote of a majority of votes cast at the Meeting by the holders of the Fund’s common stock voting in person or by proxy on such Proposal, provided a quorum is present. A “majority of the votes” cast means that the number of shares voted “FOR” a Director’s election exceeds 50% of the number of votes cast with respect to that Director’s election. For purposes of the election of Directors, (i) votes cast shall include direction to withhold authority and (ii) abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the majority vote required for such Director.

PROPOSAL 1:  ELECTION OF DIRECTORS

In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered.  The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years.  Each year the term of office of one Class expires.  The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The Board of Directors has nominated Glenn Goodstein and Gerald Hellerman to be elected by the holders of the Fund’s common stock to serve as Class III Directors of the Fund.  Each of Mr. Goodstein and Mr. Hellerman currently serves on the Board of Directors.

In the event that one or all of the nominees becomes unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.  Each Class III Director shall be elected by a majority of the shares voting at the Meeting.

At the Meeting, the holders of the Fund’s common stock will be asked to vote for the election of Mr. Goodstein and Mr. Hellerman as Class III Directors.  If elected, Mr. Goodstein and Mr. Hellerman will each serve until the year the Fund’s annual meeting of Stockholders in 2022 or until each of their respective successors are duly elected and qualified.  If elected, Mr. Goodstein and Mr. Hellerman have each consented to serve as Director of the Fund until his successor is duly elected and qualified.

   The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Mr. Goodstein and Mr. Hellerman.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Mr. Goodstein and Mr. Hellerman should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Mr. Goodstein and Mr. Hellerman must be elected by a majority of the votes cast by the holders of shares of the Fund’s common stock, present in person or represented by proxy at the Meeting, provided a quorum is present.  A “majority of the votes” cast means that the number of shares voted “FOR” a Director’s election exceeds 50% of the number of votes cast with respect to that Director’s election. For purposes of the election of Directors, (i) votes cast shall include direction to withhold authority and (ii) abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the majority vote required for such Director.

Directors and Officers

Set forth below are the Directors, nominees for Director and officers of the Fund, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at October 18, 2019.

Messrs. Abraham, Das, Goldstein and Goodstein are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”).  Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act (an “Interested Director”) because he serves as the Fund’s Chief Compliance Officer.

Class III Directors Nominees:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director During the Past 5 Years

Glenn Goodstein(2) (56)	Independent Director	2019; since 2001	Registered investment adviser; held numerous executive positions with Automatic Data Processing until 1996.	1	None

Gerald Hellerman(2)(3) (82)	Interested Director and Chief Compliance Officer	2019; Director since 2001	Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which terminated activities as of December 31, 2013).	1

Trustee, High Income Securities Fund; Director,  Swiss Helvetia Fund, Inc.; Trustee, Crossroads Liquidating Trust
; Director, MVC Capital, Inc., ; Director, Special Opportunities Fund, Inc.; Trustee, Fiera Capital Series Trust; Director, Emergent Capital, Inc. (until 2017); Director, Ironsides Partners Opportunity Offshore Fund Ltd. (until 2016).

Class I Director serving until the year 2020 Annual Meeting of Stockholders:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director During the Past 5 Years

Phillip Goldstein(2) (74)	Independent Director; Chairman	2020; since 2000	Since its inception in 2009, Mr. Goldstein has been a member of Bulldog Investors, LLC, the investment adviser of Special Opportunities Fund, Inc. and the Bulldog Investors group of funds. He is also a member of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012, and a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of five private investment partnerships.	1
Chairman, High Income Securities Fund ; Director, Swiss Helvetia Fund, Inc.; Trustee, Crossroads Liquidating Trust; Director, Brookfield DTLA Fund Office Trust Investor;
Chairman, Emergent Capital, Inc. (until 2017); Director, MVC Capital, Inc.; Chairman, Special Opportunities Fund, Inc.

Class II Directors serving until the year 2021 Annual Meeting of Stockholders:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director During the Past 5 Years

Richard Abraham (2) (63)	Independent Director	2021; since 2015	Since 1998, Mr. Abraham has been self employed as a securities trader.	1	None

Rajeev Das(2) (50)	Independent Director	2021; since 2001	Since 2004, Mr. Das has been a Principal of the entities serving as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds. Head Trader of Bulldog Investors, LLC, the investment adviser to the Special Opportunities Fund, Inc., since its inception in 2009.	1	Trustee, High Income Securities Fund.

Officers

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Gerald Hellerman (see biography above)	--	--	--

Arnulfo Rodriguez (57)(2)	Chief Financial Officer	Since 2016
Strategist and Debt Portfolio Manager, Pichardo Asset Management S.A. de C.V. from January 2016-present; Local Fixed Income Research Vice President, Acciones y Valores Banamex from July 2011-January 2016.

Luis Calzada (53)(2)	Secretary	Since 2011	Administrative and Compliance Director, Pichardo Asset Management, S.A. de C.V.

Maria Eugenia Pichardo (67) (2)	President	Since 2004
Portfolio Manager of the Fund since the Fund’s inception; President and General Partner, Pichardo Asset Management, S.A. de C.V. since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 - 2002.

_________

(1) The Fund Complex is comprised of only the Fund.
(2) The address for all Directors and officers of the Fund is The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor,
                    Milwaukee, Wisconsin 53202.
(3) Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer.

     The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board currently does not have a formal diversity policy in place.  The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in one or more of the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.  Information as of October 18, 2019 indicating the specific experience, skills, attributes and qualifications of each Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

Richard Abraham.
Mr. Abraham has been a Director of the Fund since 2015.  Mr. Abraham graduated magna cum laude with a degree in accounting and finance from the Wharton School of Business at the University of Pennsylvania.  Mr. Abraham worked for 10 years as a computer systems analyst as an independent consultant.  Mr. Abraham worked for 7 years as a currency trader and manager for the Professional Edge Fund on the floor of The Philadelphia Stock Exchange.  Mr. Abraham is currently self-employed as a securities trader.

Rajeev Das.
Mr. Das has been a Director of the Fund since 2001.  He has over 20 years of investment management experience and currently serves as the Head of Trading for Bulldog Investors, LLC, which serves as the investment adviser of six private investment partnerships in the Bulldog group of funds.  Mr. Das is currently the vice-president of a closed-end fund, where he previously served as a director.

Phillip Goldstein.
Mr. Goldstein has been a Director of the Fund since 2000.  Mr. Goldstein has over 25 years of investment management experience. He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of five private investment partnerships, and is a member of Bulldog Investors, LLC, which serves as the investment adviser of such private investment partnerships and Special Opportunities Fund, Inc.  Mr. Goldstein is also a director of three other closed-end funds, one business development company, one liquidating trust and one subsidiary of a large commercial real estate company.

Glenn Goodstein.
Mr. Goodstein has been a director of the Fund since 2001.  Mr. Goodstein is a registered investment adviser with over 20 years of investment management experience.  Prior to entering the investment management field, he spent 10 years in various management and executive positions with Automatic Data Processing, a NYSE-traded company.

Gerald Hellerman.
Mr. Hellerman has been a Director of the Fund since 2001 and its Chief Compliance Officer since 2004.  Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the SEC and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant from 1993-2014.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Leadership Structure, Composition and Responsibilities.  The Board is responsible for overseeing the management of the Fund.  The Board also elects the Company’s officers who conduct the daily business of the Fund.  The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.  The Directors interact directly with the Chairman of the Board, each other as Directors and committee members, the Fund’s officers, and senior management of the Adviser and other service providers of the Fund at scheduled meetings and between meetings, as appropriate.  Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as described above.

Currently, the Board is comprised of five individuals, one of whom, Mr. Hellerman, is considered “interested person” of the Fund within the meaning of the 1940 Act.  The Chairman of the Board, Mr. Goldstein, is an Independent Director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  Based on each Director’s experience and expertise with closed-end funds, the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee, Nominating Committee and Valuation Committee.  The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Chief Financial Officer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors.  For the fiscal year ended July 31, 2019, the Fund paid each of its Directors who is not a director, officer or employee of the Adviser, U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the “Administrator”), or any affiliate thereof a fee of $35,000 plus $500 for each special telephonic meeting attended.  As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Nomination Committee Chairman will receive $2,000.  For serving as the Fund’s Chief Compliance Officer during the fiscal year ended July 31, 2019, Mr. Hellerman received from the Fund a fee for annual compensation of $45,000.  In addition to the aforementioned fees paid to Directors, the Fund reimburses Directors for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board.

The table below details the amount of compensation the Fund’s Directors received from the Fund during the fiscal year ended July 31, 2019.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.

Name of Person	Position	Director Since	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors(1)
Phillip Goldstein	Independent Director	2000	$41,000	None	None	$41,000
Glenn Goodstein	Independent Director	2001	$38,000	None	None	$38,000
Rajeev Das	Independent Director	2001	$41,500	None	None	$41,500
Richard Abraham	Independent Director	2015	$36,000	None	None	$36,000
Gerald Hellerman	Interested Director(2)	2001	$81,000(3)	None	None	$81,000(3)
______________
(1)	The Fund Complex is comprised of only the Fund.
(2)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer.
(3)	Includes a $45,000 fee paid to Mr. Hellerman for his service as Chief Compliance Officer of the Fund.

Code of Ethics.  The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements.  Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090.  Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

     Management Ownership. To the knowledge of the Fund’s management, as of October 18, 2019, the Directors and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director, nominee for Director and officer as of October 18, 2019.  The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee for Director and principal officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1)
Phillip Goldstein	Independent Director, Chairman of the Board	$50,000-$100,000	$50,000-$100,000
Richard Abraham	Independent Director	$20,001-$30,000	$20,001-$30,000
Rajeev Das	Independent Director, Audit Committee Chairman	$10,000-$20,000	$10,000-$20,000
Glenn Goodstein	Independent Director	None	None
Gerald Hellerman(2)	Interested Director, Chief Compliance Officer	None	None
Maria Eugenia Pichardo	President	None	None
Luis Calzada	Secretary	None	None
Arnulfo Rodriguez	Chief Financial Officer	None	None
_____________

(1)	The Family of Investment Companies is comprised of only the Fund.
(2)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer.

Director Transactions with Fund Affiliates.  As of July 31, 2019, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE HOLDERS OF THE FUND’S COMMON STOCK VOTE “FOR” THE ELECTION OF GLENN GOODSTEIN AND GERALD HELLERMAN AS CLASS III DIRECTORS OF THE FUND.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Additional Information about the Board of Directors

Board Meetings and Committees.
During the fiscal year ended July 31, 2019, each Director and nominee for Director attended, in person or by telephone, at least seventy-five (75%) percent of all meetings of the Board (including regularly scheduled and special meetings) and of the Committees of which he is a member, held since his respective election.

Audit Committee.  The Board has established an Audit Committee that acts pursuant to a written charter and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) to approve, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the Fund’s financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The current members of the Audit Committee are Messrs. Abraham, Das, Goldstein and Goodstein, each of whom is an Independent Director.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  During the fiscal year ended July 31, 2019, the Audit Committee met two times.

Nominating Committee.  The Board has established a Nominating Committee whose responsibilities are generally to seek and review candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate.

The current members of the Nominating Committee are Messrs. Abraham, Das, Goldstein and Goodstein.  None of the members is an “interested person” within the meaning of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  During the fiscal year ended July 31, 2019, the Nominating Committee met one time.

     In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount or that each candidate must possess specific qualities or skills.  In identifying and evaluating nominees for Director, the Nominating Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not such person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not such person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Adviser or other service providers or their affiliates; (iii) whether or not such person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) such person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of such person’s experience with the experience of other Board members; and (vi) the extent to which such person would be a desirable addition to the Board and any committees thereof.

 It is the policy of the Nominating Committee to consider nominees recommended by Stockholders and so long as the Stockholders properly submit their recommendations in accordance with the requirements contained in the section entitled “Stockholder Proposals” below.

Valuation Committee.  The Board has also established a Valuation Committee.  Its purpose is to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities. This review shall include a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management.  The Valuation Committee consists of the four Independent Directors, Messrs. Abraham, Das, Goldstein and Goodstein.  Although the Valuation Committee did not meet during the fiscal year ended July 31, 2019, the Valuation Committee took action to ratify all fair value securities at each quarterly Board meeting.

 Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) audited the Fund’s financial statements for the fiscal year ended July 31, 2019 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2020.

It is expected that representatives of Tait Weller will not be present at the Meeting but will be available by telephone should any matter arise at the Meeting requiring their presence.

Fees.  The following table sets forth the aggregate fees billed by Tait Weller for the fiscal years ended July 31, 2019 and July 31, 2018 for professional services rendered to the Fund.

	Aggregate Total for Fiscal Year Ended July 31, 2019	Aggregate Total for Fiscal Year Ended July 31, 2018
Audit Fees	$31,000	$30,900
Audit-Related Fees	None	None
Tax Fees	$3,300	$3,300
All Other Fees	None	None

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

For the fiscal years ended July 31, 2019 and July 31, 2018, there were no fees billed by Tait Weller for “audit-related” services provided to the Fund.  Fees included in the “audit-related fees” category would consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait Weller’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended July 31, 2019 and July 31, 2018, there were no fees billed by Tait Weller for other services provided to the Fund.  Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Of the time expended by Tait Weller to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Tait Weller’s full-time, permanent employees.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2019 and July 31, 2018, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2019 and July 31, 2018 on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

All of the services performed by Tait Weller, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

For the fiscal years ended July 31, 2019 and July 31, 2018, the aggregate fees billed by Tait Weller for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund is shown in the table below.

	July 31, 2019	July 31, 2018
Fund	$3,300	$3,300
Adviser	None	None

The Audit Committee has considered and determined that the services provided by Tait Weller are compatible with maintaining Tait Weller’s independence.  The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements.

       Audit Committee Pre-Approval.  The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  The Audit Committee Charter can be found on the Fund’s website at http://www.mxefund.com/corporate_governance.html.  Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit Committee Report.  The Audit Committee has met and held discussions with management of the Fund, the Administrator, and Tait Weller.  Tait Weller represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management of the Fund, the Administrator and Tait Weller.  The Audit Committee also discussed with Tait Weller matters required to be discussed by Auditing Standard No. 16.

Tait Weller also provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit Committee discussed with Tait Weller its independence, in light of the services Tait Weller is providing.

Based upon the Audit Committee’s discussion with management of the Fund, the Administrator and Tait Weller and the Audit Committee’s review of the representations of the Administrator and the report of Tait Weller to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended July 31, 2019 filed with the SEC.

Respectfully submitted,

Richard Abraham
Rajeev Das
Phillip Goldstein and
Glenn Goodstein

Other Information

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of August 31, 2019, 5% or more of the common stock of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	City of London Investment Management Company Limited 77 Gracechurch Street, London, England United Kingdom, EC3V 0AS	1,684,760**	32.6%
________

*	Percent of class is based on the number of shares of common stock of the Fund outstanding as of August 31, 2019.
**	As reported to the SEC on Schedule 13G/A on March 8, 2019.

Stockholder Proposals.  The Meeting is an annual meeting of Stockholders.  Any Stockholder who wishes to submit proposals to be considered at the Fund’s annual meeting of Stockholders in 2020 should send such proposals to the Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.  Stockholder proposals must be received by the Fund no later than the close of business on July 13, 2020 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”).  Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s By-Laws, as in effect from time to time.

In order for a Stockholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the annual meeting of Stockholders in 2020, such Stockholder must deliver a written notice of such proposal to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202 on August 17, 2020.

Solicitation of Proxies.  Your vote is being solicited by the Directors of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Board has authorized the officers of the Fund to engage a proxy solicitation service, so long as the expense to the Fund is no greater than $20,000, if such officers determine it to be necessary and appropriate to do so.  The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund’s common stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed forms of proxy to the beneficial owners of the Fund’s common stock.

The Directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 19, 2019: The Notice of Annual Meeting of Stockholders and
Proxy Statement are Available on the Internet at www.mxefund.com.

Other Business

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of the Stockholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion.  Stockholders may contact Fund management at The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

By order of the Board,

Luis Calzada
Dated: November 5, 2019	Secretary

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO
COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85971-P29900

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Withhold
1. To elect the below-named nominees as Class III Directors to hold office for the time period relating to such nominee's class and until his successor has been duly elected and qualified.			
1a. Glenn Goodstein	☐	☐	☐
1b. Gerald Hellerman	☐	☐	☐

The Board of Directors recommends a vote FOR the nominees listed above.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each stockholder is requested to sign, but only one signature is required. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date